AG MORTGAGE INVESTMENT TRUST AND WESTERN ASSET MORTGAGE CAPITAL CORPORATION ANNOUNCE DEFINITIVE MERGER AGREEMENT

Combination Would Establish Leading Residential Mortgage REIT With Increased Scale
and Operational Efficiencies

Transaction Expected to Drive Earnings Accretion and Long-Term Growth

WMC Stockholders to Receive Cash Consideration as Part of Merger

NEW YORK, NY – August 8, 2023 – AG Mortgage Investment Trust, Inc. (NYSE: MITT) (“MITT”), a publicly traded residential mortgage REIT managed by AG REIT Management, LLC, an affiliate of Angelo, Gordon & Co., L.P. (“Angelo Gordon”), a leading $73 billion alternative investment firm, and Western Asset Mortgage Capital Corporation (NYSE: WMC) (“WMC”), today announced that they have entered into a definitive merger agreement, pursuant to which MITT will acquire WMC in a fixed exchange ratio stock/cash transaction. WMC has terminated its previously announced acquisition agreement with Terra Property Trust, Inc. in accordance with the terms of such agreement.

MITT’s common stock closing price on the New York Stock Exchange (the "NYSE") on August 7, 2023, implies a transaction value of $11.23 per WMC common share, consisting of stock consideration of $10.11 per share and cash consideration of $1.12 per share, representing a 34% premium to WMC’s unaffected closing stock price on the NYSE on July 12, 2023.

“We are very pleased to have reached an agreement to acquire WMC in a combination that presents a compelling, value-maximizing opportunity for both MITT and WMC stockholders,” said T.J. Durkin, President, Chief Executive Officer, and board member of MITT. “We are confident that combining these highly complementary portfolios will help scale our platform, generate greater operational efficiencies, cost synergies, and accretive earnings growth, and benefit all stockholders. We look forward to moving swiftly to complete this transaction.”

James W. Hirschmann III, Chairman of WMC’s Board of Directors, stated, “After careful consideration, the Board, in consultation with its outside legal counsel and financial advisors, unanimously concluded that entering into the merger agreement with MITT is in the best interest of WMC’s stockholders. This combination will allow our stockholders to realize compelling value and we are excited about what our companies can achieve together.”

Bonnie Wongtrakool, Chief Executive Officer of WMC, added, “The merger of MITT and WMC delivers immediate cash value to WMC stockholders as well as allows our stockholders to continue to participate in the upside of the combined company. With the support of Angelo Gordon’s deep credit expertise, resources, and proven track record, we believe MITT is well-positioned to drive long-term value for the combined company in the residential mortgage market. We are committed to working closely with the MITT team to quickly complete the acquisition and deliver substantial value for our stockholders.”

Compelling Strategic Rationale for MITT and WMC Stockholders

The merger of MITT and WMC is expected to create numerous operational and financial benefits, including:

•Cash Consideration for Stockholders: WMC stockholders will receive a portion of the merger consideration in cash, consisting of a payment from Angelo Gordon, MITT’s external manager, equal to the lesser of $7.0 million and approximately 9.99% of the aggregate per share merger consideration, or $6.9 million in total as of August 7, 2023. Any difference between $7.0 million and the 9.99% will be used to benefit the combined company post-closing by offsetting reimbursable expenses that would otherwise be payable to MITT’s external manager.

•Strong Financial Rationale: Expected accretion to earnings within one year of closing and provide the combined company with an attractive growth profile. The combined company will have a reduced G&A expense ratio and an optimized capital structure, with MITT’s preferred equity reduced to 42% (down from 49%).

•Increased Financial Strength and Flexibility: Strong support and resources from MITT’s external manager, Angelo Gordon, a leading alternative investment firm with $73 billion of assets under management, which includes access to Angelo Gordon’s proprietary, best-in-class securitization platform. The combined company is also expected to benefit from an expanded investor base and enhanced trading liquidity and volume. Notably, for the first year following close, Angelo Gordon will waive $2.4 million of management fees.

•Compelling Strategic Fit: Strategically aligned investment strategies focused on securitizing residential mortgage loans brings the combined company’s investment portfolio to $5.7 billion, consisting of approximately 86% of Non-Agency residential mortgage loans, 5% of Agency RMBS, and 6% of other residential investments. WMC’s legacy commercial investments will only represent approximately 3% of the total investment portfolio on a pro forma basis.

•Enhanced Operational Efficiencies: Significant operating efficiencies of approximately $5-7 million on an annual basis are expected to be realized in the transaction, which is before taking into account the effective resetting of WMC’s management fee and MITT’s external manager waiving $2.4 million in management fees.

Transaction Overview

Each share of WMC common stock will be converted at closing into the right to receive 1.5 shares of MITT common stock for a total of 9.2 million shares, pursuant to a fixed exchange ratio, subject to adjustment based on the companies’ respective transaction expenses,1 and a cash payment from Angelo Gordon equal to approximately 9.99% of the aggregate per share merger consideration (not to exceed $7 million in total). Upon the closing of the transaction, MITT stockholders are expected to own approximately 69% of the combined company’s stock, while WMC stockholders are expected to own approximately 31% of the combined company’s stock.

Upon completion of the merger, MITT’s President and Chief Executive Officer, T.J. Durkin, will serve as Chief Executive Officer of the combined company, which will continue to operate as “AG Mortgage Investment Trust, Inc.” and be managed by AG REIT Management, LLC, an affiliate of Angelo Gordon. MITT’s Board of Directors will be increased from six to eight directors to include two WMC-designated directors. The combined company will be headquartered in New York and will continue to trade on the NYSE under MITT’s current ticker symbol.

Additional information on the transaction and the anticipated benefits to MITT and WMC stockholders can be found in MITT’s investor deck relating to the transaction posted on MITT’s website. The investor deck is also being furnished by MITT in a Current Report on Form 8-K being filed by MITT with the Securities and Exchange Commission (the “SEC”) on the date hereof.

Timing and Approvals

The transaction has been unanimously approved by the Boards of Directors of MITT and WMC and external managers of MITT and WMC. The transaction is expected to close in the fourth quarter of 2023, subject to the respective approvals by the stockholders of MITT and WMC and other customary closing conditions set forth in the merger agreement.

Advisors

Piper Sandler & Co. is acting as exclusive financial advisor and Hunton Andrews Kurth LLP is acting as legal counsel to MITT. BTIG, LLC and JMP Securities, a Citizens Company, are acting as financial advisors, and Skadden, Arps, Slate, Meagher & Flom LLP is acting as legal advisor to WMC.
1 Exchange ratio is based on 6.150 million outstanding shares of WMC common stock on a fully-diluted basis as of June 30, 2023.

About AG Mortgage Investment Trust, Inc.

AG Mortgage Investment Trust, Inc. is a residential mortgage REIT with a focus on investing in a diversified risk-adjusted portfolio of residential mortgage-related assets in the U.S. mortgage market. AG Mortgage Investment Trust, Inc. is externally managed and advised by AG REIT Management, LLC, a subsidiary of Angelo, Gordon & Co., L.P., a leading alternative investment firm focusing on credit and real estate strategies.

Additional information can be found on MITT’s website at www.agmit.com.

About Angelo, Gordon & Co., L.P.

Angelo, Gordon & Co., L.P. is a leading alternative investment firm founded in November 1988. The firm currently manages approximately $73 billion* with a primary focus on credit and real estate strategies. Angelo Gordon has over 650 employees, including more than 200 investment professionals, and is headquartered in New York, with associated offices elsewhere in the U.S., Europe and Asia. For more information, visit www.angelogordon.com.

*Angelo Gordon’s (the "firm") currently stated assets under management (“AUM”) of approximately $73 billion as of December 31, 2022 reflects fund-level asset-related leverage. Prior to May 15, 2023, the firm calculated its AUM as net assets under management excluding leverage, which resulted in firm AUM of approximately $53 billion as of December 31, 2022. The difference reflects a change in the firm’s AUM calculation methodology and not any material change to the firm’s investment advisory business. For a description of the factors the firm considers when calculating AUM, please see the disclosure at www.angelogordon.com/disclaimers/.

About Western Asset Mortgage Capital Corporation

WMC is a real estate investment trust that invests in, finances, and manages a diverse portfolio of assets consisting of Residential Whole Loans, Non-Agency RMBS, and to a lesser extent GSE Risk Transfer Securities, Commercial Loans, Non-Agency CMBS, Agency RMBS, Agency CMBS, and ABS. WMC is externally managed and advised by Western Asset Management Company, LLC, an investment advisor registered with the Securities and Exchange Commission and a wholly-owned subsidiary of Franklin Resources, Inc.

Additional Information

This communication relates to the proposed merger (the “Merger”) pursuant to the terms of a definitive agreement and plan of merger (the “Merger Agreement”). In connection with the proposed Merger, MITT expects to file with the SEC a registration statement on Form S-4 that will include a prospectus of MITT and a joint proxy statement of MITT and WMC. MITT and WMC also expect to file with the SEC other documents regarding the Merger. The Merger will be submitted to the stockholders of MITT and WMC for their consideration. The definitive joint proxy statement/prospectus will be sent to the stockholders of MITT and WMC, and will contain important information about MITT, WMC, the proposed Merger and related matters. This communication is not a substitute for any proxy statement, registration statement, tender or exchange offer statement, prospectus or other document MITT or WMC may file with the SEC in connection with the proposed Merger and related matters. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE RELATED JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND

SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS FILED BY MITT AND WMC WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT MITT, WMC AND THE PROPOSED MERGER. Investors and security holders may obtain copies of these documents free of charge (if and when they become available) through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by MITT with the SEC are also available free of charge on MITT’s website at www.agmit.com. Copies of the documents filed by WMC with the SEC are also available free of charge on WMC’s website at www.westernassetmcc.com.
Participants in the Solicitation Relating to the Merger
MITT, WMC and certain of their respective directors and executive officers and certain other affiliates of MITT and WMC may be deemed to be participants in the solicitation of proxies from the common stockholders of WMC and MITT in respect of the proposed Merger. Information regarding WMC and its directors and executive officers and their ownership of common stock of WMC can be found in WMC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with the SEC on March 13, 2023, and in its definitive proxy statement relating to its 2023 annual meeting of stockholders, filed with the SEC on May 2, 2023. Information regarding MITT and its directors and executive officers and their ownership of common stock of MITT can be found in MITT’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with the SEC on February 27, 2023, and in its definitive proxy statement relating to its 2023 annual meeting of stockholders, filed with the SEC on March 22, 2023. Additional information regarding the interests of such participants in the Merger will be included in the proxy statement/prospectus and other relevant documents relating to the proposed Merger when they are filed with the SEC. These documents are available free of charge on the SEC’s website and from MITT or WMC, as applicable, using the sources indicated above.

No Offer or Solicitation
This communication and the information contained herein shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, as amended (the “Securities Act”). This communication may be deemed to be solicitation material in respect of the proposed Merger.

Forward-Looking Statements
This communication contains certain “forward-looking” statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, as amended. MITT and WMC intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and include this statement for purposes of complying with the safe harbor provisions. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “will,” “should,” “may,” “projects,” “could,” “estimates” or variations of such words and other similar expressions are intended to identify such forward-looking statements, which generally are not historical in nature, but not all forward-looking statements include such identifying words. Forward-looking statements regarding MITT and WMC include, but are not limited to, statements related to the proposed Merger, including the anticipated timing, benefits and financial and operational impact thereof; other statements of management’s belief, intentions or goals; and other statements that are not historical facts. These forward-looking statements are based on each of the companies’ current plans, objectives, estimates, expectations and intentions and inherently involve significant risks and uncertainties. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks and uncertainties associated with: MITT’s and WMC’s ability to complete the proposed Merger on the proposed terms or on the anticipated timeline, or at all, including risks and uncertainties related to securing the necessary stockholder approval from WMC’s and MITT’s respective stockholders and satisfaction of other closing conditions to consummate the proposed Merger; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; risks related to diverting the attention of MITT and WMC management from ongoing business operations; failure to realize the expected benefits of the proposed Merger; significant transaction costs and/or unknown or inestimable liabilities; the risk of stockholder litigation in connection with the proposed Merger, including resulting expense or delay; the risk that MITT’s and WMC’s respective businesses will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; and effects relating to the announcement of the proposed Merger or any further announcements or the consummation of the proposed Merger on the market price of MITT’s or WMC’s common stock. Additional risks and uncertainties related to MITT’s and WMC’s business are included under the headings “Forward-Looking Statements” and “Risk Factors” in MITT’s and WMC’s Annual Report on Form 10-K for the year ended December 31, 2022, and in other reports and documents filed by either company with the SEC from time to time. Moreover, other risks and uncertainties of which MITT or WMC are not currently aware may also affect each of the companies’ forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated. The forward-looking statements made in this communication are made only as of the date hereof or as of the dates indicated in the forward-looking statements, even if they are subsequently made available by MITT or WMC on their respective websites or otherwise. Neither MITT nor WMC undertakes any obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made, except as required by law.

Contacts

Investors
AG Mortgage Investment Trust, Inc.
Investor Relations
(212) 692-2110
ir@agmit.com

Western Asset Mortgage Capital Corporation
Larry Clark
Financial Profiles, Inc.
(310) 622-8223
lclark@finprofiles.com

Media
AG Mortgage Investment Trust, Inc.
Jonathan Gasthalter/Amanda Shpiner
Gasthalter & Co.
(212) 257-4170

Western Asset Mortgage Capital Corporation
Tricia Ross
Financial Profiles, Inc.
(310) 622-8226
tross@finprofiles.com